 [USAA EAGLE LOGO (R)]

USAA MANAGED ALLOCATION FUND
SUPPLEMENT DATED NOVEMBER 5, 2012
TO THE FUND'S PROSPECTUS
DATED OCTOBER 1, 2012

The following table replaces the current table found on page 6 of the prospectus:

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2011

		Inception Date
	1 Year	2/1/10
Managed Allocation Fund
Before Taxes	7.05%	10.24%
After Taxes on Distributions	4.52%	8.24%
After Taxes on Distributions and Sale of Fund Shares	4.70%	7.71%

Indexes
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	2.11%	10.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.16%	6.75%

97693-1112